SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act 1934




Date of Report: July 31, 1997



                               US DIAGNOSTIC INC.
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               (Exact name of registrant as specified in charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        1-13392                                           11-3146389
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(Commission File Number)                     (IRS Employer Identification No.)


777 SOUTH FLAGLER DRIVE, SUITE 1201 EAST, WEST PALM BEACH, FLORIDA        33401
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  (Address of principal executive offices)                            Zip Code)


Registrant's telephone number including area code:  (561) 832-0006



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Item 5.  OTHER EVENTS

The attached press release was issued on July 31, 1997. The press release announced that U.S. Diagnostic Inc. has reached a settlement in principle, subject to certain terms and conditions including court approval and notice to the class members, of all of the shareholder class actions brought against the Company in January 1997. The settlement amount is $5,875,000.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       ( c )  EXHIBITS

               10.44    Memorandum of Understanding
               99.6     Press Release of the Company dated July  31, 1997


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         US DIAGNOSTIC INC.


                                         /S/ JOSEPH  A. PAUL
                                         -----------------------
                                         Joseph  A. Paul
                                         Chief Executive Officer,
                                         Chief Operating Officer and President
Dated: August 4, 1997

                                       1
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

10.44               Memorandum of Understanding

99.6                Press Release of the Company dated July 31, 1997